UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Chase
Growth Fund

Annual Report
Dated September 30, 2020
______________

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website https://chasegrowthfund.com/#literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Chase Growth Fund, call 1-888-861-7556.  Your election to receive paper reports will apply to all funds held within your account(s).

Chase Growth Fund

November 5, 2020

Dear Fellow Shareholder:

We are pleased to present our annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) (a “Fund”) for the fiscal year ended September 30, 2020.  As of September 30, 2020, over 1,800 shareholders had $70 million invested in both classes of the Chase Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 4, 2020 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the periods ended September 30, 2020 are summarized below.

Chase Growth Fund Class N (CHASX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/20	9/30/20	(12/2/97)
	9/30/20	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+13.45%	+11.84%	+12.32%	+8.10%
Lipper Multi-Cap Growth Funds Index	+36.56%	+17.67%	+15.37%	+8.22%
Russell 1000® Growth Index*	+37.53%	+20.10%	+17.25%	+8.38%
S&P 500® Index	+15.15%	+14.15%	+13.74%	+7.60%

Chase Growth Fund Institutional Class (CHAIX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/20	9/30/20	(1/29/07)
	9/30/20	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)	+13.57%	+11.96%	+12.53%	+8.45%
Lipper Multi-Cap Growth Funds Index	+36.56%	+17.67%	+15.37%	+10.63%
Russell 1000® Growth Index*	+37.53%	+20.10%	+17.25%	+12.12%
S&P 500® Index	+15.15%	+14.15%	+13.74%	+8.77%

Gross Expense Ratio: Class N 1.31%, Institutional Class 1.16%, as of the Fund’s most recently filed registration statement.

Net Expense Ratio**: Class N 1.30%, Institutional Class 1.15%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfund.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
Effective January 31, 2020, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Index, which is a more familiar broad-based index to shareholders, and is provided at a lower cost to the Fund.

Chase Growth Fund

**
Chase Investment Counsel Corporation (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expenses, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 1.14% of average daily net assets of the Fund (the “Expense Cap”).  The Expense Cap will remain in effect through at least January 27, 2021 and may be terminated only by the Trust’s Board of Trustees.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

The 12 months ended September 30, 2020 were marked with sharp volatility around the globe as the Covid-19 pandemic arose late in calendar year 2019, only to spread worldwide in early 2020 causing a severe market correction followed by an equally sharp market rally.  Despite the pandemic and the economic pain it has inflicted, the S&P 500® Index was 12.98% higher on September 30, 2020 than it was on September 30, 2019. Markets around the world have not fared as well.  The MSCI EAFE ETF (EFA) of developed markets was 2.26% lower at the end of this September compared to last, while the MSCI Emerging Markets ETF (EEM) was 7.88% higher over the past year. There remains a considerable discrepancy between growth stocks and value stocks, at least in U.S. markets with the Russell 1000® Growth Index up 24.33% through September 30th while the S&P 500® Index was up 5.57%.

Corporate earnings for 2020 will, in general, be down versus 2019 with S&P Capital IQ estimating earnings of $139.09 for the S&P 500 in 2020 versus $159.91 in 2019.  A recovery, however, is expected in 2021 with S&P Capital IQ’s estimate for S&P 500 earnings next year standing at $164.66 on October 28, 2020. Undoubtedly this number will change many times in coming months depending in large measure on whether Covid is brought under control and economies continue to re-open or whether a resurgence in new cases continues to result in subdued economic growth.  Also, of key import is the recently concluded U.S. election season. Further economic stimulus by Congress may be approved after the elections or early in 2021. There remains some uncertainty over both the ultimate winner of the race for the presidency as well as for control of Congress, especially the U.S. Senate, which depends on run-off elections in Georgia in early January.

The following is a discussion of the components and drivers of the performance of the Fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500® Index.

On September 30, 2020, the Chase Growth Fund owned 38 stocks ranging in market capitalization from $3.5 billion (Hain Celestial Group, Inc.) to $1,980.6 billion (Apple, Inc.).

For the last 12 months ended September 30, 2020, the Chase Growth Fund trailed the S&P 500® Index and the Lipper Multi-Cap Growth Funds Index.  Our performance was hurt by our overweight position in the Industrials sector, but helped by our overweight position in the Technology sector and underweight positions in the Energy, Financials, and Utilities sectors.  Stock selection detracted from performance in the Consumer Discretionary, Consumer Staples, Health Care, and Materials sectors, but helped performance in the Industrials sector.  For the twelve months ended September 30, 2020, our five best performing stocks were Advanced Micro Devices, Inc. +120.6%, DocuSign, Inc. +111.3%, Nvidia Corp. +104.9%, Adobe, Inc. +60.6%, and Amazon.com, Inc. +46.7%.  Our five worst performing stocks were Syneous Health, Inc. -43.4%, Global Payments, Inc. -39.1%, Alamo Group, Inc. -38.0%, TJX Companies, Inc. -36.9%, and Performance Food Group, Co. -26.6%.

Advanced Micro Devices, Inc., DocuSign, Inc., and Nvidia Corp. have been very successful stocks for us since their purchase. Advanced Micro Devices, Inc. is a global semiconductor company which provides microprocessors, chipsets, and graphics processing units used in commercial and consumer PCs and notebooks.  The company is seeing accelerated adoption of its products in the PC, gaming and data center industries, as well as high demand across industries from the growing use of artificial intelligence, blockchain and machine learning.

Chase Growth Fund

DocuSign, Inc. is a leading vendor and a pioneer in e-signature technology.  The company provides software to help organizations connect and automate how they prepare, sign, act on, and manage agreements.  Management estimates its addressable market opportunity to be about $25 billion, with industry analysts estimating only about $1.5 billion in current market spend.  Further potential for growth of the company resides within federal agencies, as the recently passed IDEA Act mandates agencies move away from paper-based business processes at an accelerated pace.

Nvidia Corp. offers graphics chip processors and related software for a wide range of visual computing platforms.  The company is a worldwide leader in visual computing technologies and the inventor of the graphic processing unit, or GPU, which is a high-performance processor generating realistic, interactive graphics on workstations, personal computers, game consoles and mobile devices. Its processors are also used in applications for digital content creation, personal digital image editing and industrial product designing.  As more businesses are shifting towards the cloud, the need for datacenters is increasing, which is a solid growth opportunity for the company.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P 500® Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 26% vs. 18% for the S&P 500® Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2021 of 20% vs. 21%, and higher revenue growth of 13% vs. 4%.  Despite the stronger EPS growth characteristics, they have only sold at modestly higher price-earnings ratios (“P/E”) than the S&P 500® Index (38.2X vs. 32.7X) based on 2021 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 1.47 times their five-year historical growth rates compared to 1.86 times for the S&P 500® Index and 1.96 times their projected one-year growth rates compared to 1.58 times for the S&P 500® Index.

September 30, 2020	CHASE GROWTH FUND STOCKS VS. S&P 500® INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2021) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

We are currently in the busiest part of the third-quarter earnings season. According to Factset, as of October 27, 2020, about 27% of S&P 500 companies have reported earnings and more than 81% of them have reported positive earnings and revenue surprises. However, guidance about the fourth quarter and 2021 continues to be mixed.

There are several cross currents that will affect equity markets going forward.  We are entering the historically seasonally strong period for equity markets (November-May).  However, valuations are somewhat excessive currently.  As of October 28, S&P Capital IQ estimated that S&P 500 earnings for 2021 will be $164.66 per share.  This values the index at 20.5x estimated earnings compared to five and 10-year average price/earnings multiples of 17.3x and 15.5x, respectively.

Chase Growth Fund

Given the market’s rebound coming out of the first quarter 2020 Covid-induced correction, we are paying special attention to companies that we believe will continue to grow earnings and revenues in an economy of questionable growth going forward. Estimated earnings for our companies are expected to increase 20% in 2021, about identical with estimated earnings growth of 21% for our S&P 500 benchmark. Because of our significant holdings of some high-growth, high-multiple stocks such as Amazon.com, Inc. our stocks sell for about 38x estimated 2021 earnings versus 33x for the overall S&P 500. Should you have any questions or need additional information, please call us at 800-293-9104.

TOP 10 HOLDINGS

Chase Growth Fund
1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	5.6%
3.	Amazon.com, Inc.	5.0%
4.	Alphabet, Inc.	3.7%
5.	Advanced Micro Devices, Inc.	3.6%
6.	Adobe, Inc.	3.5%
7.	Nvidia Corp.	3.5%
8.	EPAM Systems, Inc.	3.3%
9.	MSCI, Inc.	3.0%
10.	DocuSign, Inc.	2.8%

Peter W. Tuz, CFA, CFP®	Robert ‘Buck’ C. Klintworth, CMT	Clay J. Sefter
President & Director	Vice President	Assistant Portfolio Manager

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Growth Fund may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.

The iShares MSCI EAFE ETF (EFA) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.

The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities.

You cannot invest directly in an index.

Chase Growth Fund

Please note the Chase Growth Fund does not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.  Please refer to the schedule of investments for more information.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Chase Growth Fund is distributed by Quasar Distributors, LLC.

Chase Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Growth Fund

EXPENSE EXAMPLE at September 30, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 – 9/30/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/20	Value 9/30/20	Period 4/1/20 – 9/30/20*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,317.00	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.36

*
Expenses are equal to the annualized expense ratio of 1.26% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/20	Value 9/30/20	Period 4/1/20 – 9/30/20*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,317.60	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76

*
Expenses are equal to the annualized expense ratio of 1.14% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund – Class N
Shares versus the Russell 1000® Growth Index, the Lipper Multi-Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten
Average Annual Total Return as of Sept. 30, 2020	Year	Years	Years	Years
Chase Growth Fund – Class N Shares	13.45%	10.75%	11.84%	12.32%
Chase Growth Fund – Institutional Class	13.57%	10.83%	11.96%	12.53%
Russell 1000® Growth Index*	37.53%	21.67%	20.10%	17.25%
Lipper Multi-Cap Growth Funds Index	36.56%	19.37%	17.67%	15.37%
S&P 500® Index	15.15%	12.28%	14.15%	13.74%

*
Effective January 31, 2020, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Index, which is a more familiar broad-based index to shareholders, and is provided at a lower cost to the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfund.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with any market capitalization over an extended period of time.  Multi-cap growth funds typically have above average characteristics compared to the S&P SuperComposite 1500 Index.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS: 97.0%	Value
	Asset Management: 4.2%
3,073	BlackRock, Inc.	$1,731,789
9,545	T. Rowe Price Group, Inc.	1,223,860
		2,955,649
	Biotechnology: 3.7%
2,594	Regeneron Pharmaceuticals, Inc.*	1,452,070
4,061	Vertex Pharmaceuticals, Inc.*	1,105,079
		2,557,149
	Business Services: 3.0%
5,861	MSCI, Inc.	2,091,088

	Chemicals: 1.9%
12,675	FMC Corp.	1,342,409

	Chemicals – Specialty: 3.9%
14,555	Eastman Chemical Co.	1,137,037
19,100	RPM International, Inc.	1,582,244
		2,719,281
	Computer Hardware: 5.6%
33,688	Apple, Inc.	3,901,407

	Computer Software: 19.7%
5,036	Adobe Systems, Inc.*	2,469,805
4,050	ANSYS, Inc.*	1,325,282
40,340	Clarivate Plc*+	1,250,137
9,145	DocuSign, Inc.*	1,968,370
7,175	EPAM Systems, Inc.*	2,319,534
21,180	Microsoft Corp.	4,454,789
		13,787,917
	Drugs – Proprietary: 2.8%
11,635	Zoetis, Inc.	1,924,080

	Engineering/Construction: 1.8%
23,270	Quanta Services, Inc.	1,230,052

	Finance/Banks: 2.2%
31,275	Morgan Stanley	1,512,146

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares		Value
	Finance/Information Services: 2.3%
7,862	Visa, Inc. – Class A	$1,572,164

	Financial Services – Miscellaneous: 1.8%
9,965	Nasdaq, Inc.	1,222,805

	Food: 1.6%
32,745	Hain Celestial Group, Inc.*	1,123,154

	Health Care Benefits: 2.7%
6,014	UnitedHealth Group, Inc.	1,874,985

	Health Care Services: 1.7%
7,645	IQVIA Holdings, Inc.*	1,205,081

	Industrial Distributors: 2.1%
4,149	W. W. Grainger, Inc.	1,480,239

	Information Services: 1.4%
6,697	Fidelity National Information Services, Inc.	985,865

	Internet Retail: 7.2%
1,114	Amazon.com, Inc.*	3,507,685
29,210	eBay, Inc.	1,521,841
		5,029,526
	Internet Software & Services: 5.7%
1,788	Alphabet, Inc. – Class A*	2,620,493
5,330	Facebook, Inc. – Class A*	1,395,927
		4,016,420
	Medical Products: 1.7%
5,630	Stryker Corp.	1,173,123

	Metals – Precious: 2.3%
32,635	Kirkland Lake Gold Ltd.+	1,590,304

	Railroad: 2.5%
9,821	Kansas City Southern	1,775,931

	Retail – Discount: 4.0%
5,775	Dollar General Corp.	1,210,556
17,627	Dollar Tree, Inc.*	1,610,050
		2,820,606

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares		Value
	Semiconductors: 8.7%
30,335	Advanced Micro Devices, Inc.*	$2,487,167
19,985	Applied Materials, Inc.	1,188,108
4,492	Nvidia Corp.	2,431,160
		6,106,435
	Wireless Telecommunication: 2.5%
15,465	T-Mobile US, Inc.*	1,768,577
	Total Common Stocks (Cost $46,095,339)	67,766,393

	MONEY MARKET FUND: 3.2%
2,251,045	Invesco STIT Treasury Portfolio – Institutional Class, 0.02%#	2,251,045
	Total Money Market Fund (Cost $2,251,045)	2,251,045
	Total Investments in Securities (Cost $48,346,384) – 100.2%	70,017,438
	Liabilities in Excess of Other Assets – (0.2)%	(112,880)
	Net Assets – 100.0%	$69,904,558

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day annualized yield as of September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2020

ASSETS
Investments in securities, at value (identified cost $48,346,384)	$70,017,438
Receivables
Fund shares issued	172
Dividends and interest	17,015
Dividend tax reclaim	2,096
Prepaid expenses	16,022
Total assets	70,052,743

LIABILITIES
Payables
Due to Adviser	40,404
Fund shares redeemed	35,577
Audit fees	22,500
Shareholder servicing fees	3,775
Administration and fund accounting fees	17,860
Transfer agent fees and expenses	10,751
Custody fees	2,784
Legal fees	2,025
Chief Compliance Officer fee	2,500
Printing and mailing expense	9,499
Accrued expenses	510
Total liabilities	148,185
NET ASSETS	$69,904,558

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2020, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$37,913,937
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,870,092
Net asset value, offering and redemption price per share	$13.21
Institutional Class Shares
Net assets applicable to shares outstanding	$31,990,621
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,294,560
Net asset value, offering and redemption price per share	$13.94

COMPONENTS OF NET ASSETS
Paid-in capital	$43,321,122
Total distributable earnings	26,583,436
Net assets	$69,904,558

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 2020

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $4,532)	$557,820
Interest	28,284
Total income	586,104

Expenses
Advisory fees (Note 4)	531,419
Administration and fund accounting fees (Note 4)	100,431
Transfer agent fees and expenses (Note 4)	66,481
Shareholder servicing fees – Class N Shares (Note 5)	38,857
Registration fees	32,614
Audit fees	22,618
Custody fees (Note 4)	15,976
Printing and mailing expense	15,215
Trustees fees and expenses	14,369
Chief Compliance Officer fee (Note 4)	13,729
Legal fees	9,228
Insurance expense	2,439
Miscellaneous	9,948
Total expenses	873,324
Less: fees waived by Adviser (Note 4)	(28,116)
Net expenses	845,208
Net investment loss	(259,104)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	5,732,370
Capital gain distribution from regulated investment company	35
Net change in unrealized appreciation/(depreciation) on investments	513,345
Net realized and unrealized gain on investments	6,245,750
Net Increase in Net Assets Resulting from Operations	$5,986,646

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2020	Sept. 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(259,104)	$(230,887)
Net realized gain from investments	5,732,370	8,038,753
Capital gain distribution from regulated investment company	35	—
Net change in unrealized
appreciation/(depreciation) on investments	513,345	(8,603,568)
Net increase/(decrease) in net assets
resulting from operations	5,986,646	(795,702)

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(3,412,024)	(3,817,829)
Institutional Class Shares	(3,732,449)	(3,611,915)
Total distributions to shareholders	(7,144,473)	(7,429,744)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	2,157,827	(2,260,545)
Total increase/(decrease) in net assets	1,000,000	(10,485,991)

NET ASSETS
Beginning of year	68,904,558	79,390,549
End of year	$69,904,558	$68,904,558

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2020		Sept. 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	124,191	$1,474,313	45,180	$573,522
Proceeds from shares issued
in reorganization (Note 10)	843,021	10,522,424	—	—
Shares issued on reinvestments
of distributions	269,165	3,229,976	314,569	3,614,398
Shares redeemed*	(871,247)	(10,553,422)	(615,324)	(7,669,271)
Net increase/(decrease)	365,130	$4,673,291	(255,575)	$(3,481,351)
* Net of redemption fees of		$751		$242

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2020		Sept. 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	241,306	$2,971,362	101,725	$1,324,660
Proceeds from shares issued
in reorganization (Note 10)	770,844	10,147,547	—	—
Shares issued on reinvestments
of distributions	272,307	3,447,405	276,192	3,325,352
Shares redeemed*	(1,651,346)	(19,081,778)	(261,890)	(3,429,206)
Net increase/(decrease)	(366,889)	$(2,515,464)	116,027	$1,220,806
* Net of redemption fees of		$81		$804

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.01	$14.66	$13.67	$12.63	$12.74
Income from investment operations:
Net investment loss(1)	(0.05)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized and unrealized
gain/(loss) on investments	1.66	(0.18)	2.57	2.12	1.16
Total from investment operations	1.61	(0.23)	2.52	2.09	1.15
Less distributions:
From net realized gain on investments	(1.41)	(1.42)	(1.53)	(1.05)	(1.26)
Total distributions	(1.41)	(1.42)	(1.53)	(1.05)	(1.26)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$13.21	$13.01	$14.66	$13.67	$12.63

Total return	13.45%	-0.32%	20.10%	18.02%	9.15%

Ratios/supplemental data:
Net assets, end of year (thousands)	$37,914	$32,593	$40,480	$43,936	$47,601
Ratio of expenses to average net assets:
Before fee waiver	1.29%	1.23%	1.19%	1.26%	1.27%
After fee waiver	1.25%	1.23%	1.19%	1.26%	1.27%
Ratio of net investment loss
to average net assets:
Before fee waiver	(0.47%)	(0.37%)	(0.39%)	(0.23%)	(0.07%)
After fee waiver	(0.43%)	(0.37%)	(0.39%)	(0.23%)	(0.07%)
Portfolio turnover rate	145.44%	106.29%	62.10%	82.53%	45.80%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2020		2019		2018	2017	2016
Net asset value, beginning of year	$13.64		$15.29		$14.18	$13.05	$13.10
Income from investment operations:
Net investment income/(loss)(1)	(0.04)		(0.04)		(0.04)	(0.01)	0.02
Net realized and unrealized
gain/(loss) on investments	1.75		(0.19)		2.68	2.19	1.19
Total from investment operations	1.71		(0.23)		2.64	2.18	1.21
Less distributions:
From net realized gain on investments	(1.41)		(1.42)		(1.53)	(1.05)	(1.26)
Total distributions	(1.41)		(1.42)		(1.53)	(1.05)	(1.26)
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	—	—	0.00	(1)(2)
Net asset value, end of year	$13.94		$13.64		$15.29	$14.18	$13.05

Total return	13.57%		-0.30%		20.24%	18.14%	9.38%

Ratios/supplemental data:
Net assets, end of year (thousands)	$31,991		$36,312		$38,911	$34,204	$33,030
Ratio of expenses to average net assets:
Before fee waiver	1.18%		1.15%		1.10%	1.11%	1.07%
After fee waiver	1.14%		1.15%		1.10%	1.11%	1.07%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.34%)		(0.29%)		(0.30%)	(0.09%)	0.13%
After fee waiver	(0.30%)		(0.29%)		(0.30%)	(0.09%)	0.13%
Portfolio turnover rate	145.44%		106.29%		62.10%	82.53%	45.80%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Institutional Class shares (formerly Substantial Investor Class shares), which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

All classes of the Growth Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $500,000.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the Fund in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2020, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Earnings	Paid-in Capital
$(390,765)	$390,765

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

G.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,784,997	$—	$—	$5,784,997
Consumer Discretionary	7,850,132	—	—	7,850,132
Consumer Staples	1,123,154	—	—	1,123,154
Financials	7,781,688	—	—	7,781,688
Health Care	8,734,418	—	—	8,734,418
Industrials	5,736,359	—	—	5,736,359
Materials	5,651,993	—	—	5,651,993
Technology	25,103,652	—	—	25,103,652
Total Common Stocks	67,766,393	—	—	67,766,393
Money Market Fund	2,251,045	—	—	2,251,045
Total Investments in Securities	$70,017,438	$—	$—	$70,017,438

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Chase Investment Counsel Corporation (the “Adviser”) provides the Fund with investment management services under the Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended September 30, 2020, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses.  Effective January 31, 2020, the Adviser has contractually agreed to waive a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, extraordinary expenses, shareholder servicing fees or any other class-specific expenses) do not exceed 1.14% of the Fund’s average daily net assets through at least January 27, 2021.  Prior to January 31, 2020, the expense cap of the Fund was 1.15%.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2020, the Adviser reduced its fees in the amount of $28,116.  Cumulative expenses subject to recapture amounted to $28,116 at September 30, 2020 and expire no later than September 30, 2023.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2020, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees of the Fund has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s Distributor.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which Growth Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Class N shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended September 30, 2020, the shareholder servicing fees incurred under the Agreement by the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $95,890,816 and $113,756,875, respectively.

NOTE 7 – LINE OF CREDIT

The Growth Fund has an unsecured line of credit in the amount of $8,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2020, the Fund did not draw on its line of credit.  At September 30, 2020, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Long-term capital gains	$7,144,473	$7,429,744

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

As of September 30, 2020, the components of capital on a tax basis were as follows:

Cost of investments (a)	$48,384,342
Gross unrealized appreciation	22,195,059
Gross unrealized depreciation	(561,963)
Net unrealized appreciation (a)	21,633,096
Undistributed ordinary income	—
Undistributed long-term capital gains	5,149,138
Total distributable earnings	5,149,138
Other accumulated gains/(losses)	(198,798)
Total accumulated earnings/(losses)	$26,583,436

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2020, the Fund deferred, on a tax basis, ordinary late year losses of $198,798.

NOTE 9 – REPORT OF THE CHASE MID-CAP GROWTH FUND’S SHAREHOLDER MEETING

A Special Meeting of shareholders of the Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) took place on January 28, 2020, to approve the reorganization of the Mid-Cap Fund into the Chase Growth Fund (the “Growth Fund”) (the “Reorganization”). All Mid-Cap Fund shareholders of record at the close of business on December 13, 2019 (the “Record Date”), were entitled to vote. As of the Record Date, the Mid-Cap Fund had 530,614 shares outstanding. Of the 351,084 shares present in person or by proxy, 349,979 shares or 99.69% voted in favor of the Reorganization (representing 65.96% of total outstanding shares), 1,075 shares or 0.20% voted against the Reorganization, and 30 shares or 0.01% withheld from voting on the Reorganization. Accordingly, the Reorganization was approved.

NOTE 10 – MID-CAP FUND REORGANIZATION

On September 12, 2019, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization whereby the Mid-Cap Fund (the “Acquired Fund”) would reorganize and merge into the Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “reorganization”). The reorganization was effective as of the close of business on January 31, 2020.

The reorganization was accomplished by a tax-free exchange of 291,589 shares of the Mid-Cap Fund Class N and 273,569 shares of the Mid-Cap Fund Institutional Class for 843,021 shares of the Growth Fund Class N and 770,844 shares of the Growth Fund Institutional Class, respectively. At the close of business on January 31, 2020, the net assets of the Mid-Cap Fund were $20,669,971 and the net assets of the Growth Fund were $70,703,257. After the reorganization, the net assets of the Growth Fund were $91,373,228.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The net assets of the Mid-Cap Fund of $20,669,971 included $111,379 of accumulated realized gains and $3,422,735 of unrealized net appreciation. Assuming the reorganization had been completed on October 1, 2019, the beginning of the reporting period for the Growth Fund, the pro forma results of operations for the year ended September 30, 2020, would have been as follows:

Net investment loss	$(300,024)
Net realized gain on investments	6,493,669
Change in unrealized appreciation on investments	524,880
Net increase in net assets resulting from operations	$6,718,525

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization, it is not practicable to separate the amounts of revenue and earnings for the Mid-Cap Fund that have been included in the Growth Fund’s statement of operations since January 31, 2020.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.  Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

Chase Growth Fund

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Chase Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2020

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and Length		Complex	Directorships
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Held During
and Age	the Trust	Served*	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	1	Trustee, Advisors
(age 74)		term; since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not
Milwaukee, WI 53202			July 2019); Trustee and Chair (2000		affiliated with
			to 2012), New Covenant Mutual		the Fund).
Funds (1999 to 2012); Director and
Board Member, Alpha Gamma
Delta Foundation (philanthropic
organization) (2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	1	Trustee, Advisors
(age 60)		term; since	Development Ballast Equity		Series Trust (for
615 E. Michigan Street		March 2017.	Management, LLC (a privately-		series not
Milwaukee, WI 53202			held investment advisory firm)		affiliated with
			(February 2019 to present);		the Fund).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee, Advisors
(age 73)		term; since	President, CEO, U.S. Bancorp		Series Trust (for
615 E. Michigan Street		September	Fund Services, LLC and its		series not
Milwaukee, WI 53202		2008.	predecessors (May 1991 to		affiliated with
			July 2017).		the Fund).

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and Length		Complex	Directorships
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Held During
and Age	the Trust	Served*	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	1	Trustee, Advisors
(age 61)	of the Board	term; since	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		January 2020.	(1998 to present).		series not
Milwaukee, WI 53202					affiliated with
	Trustee	Indefinite			the Fund);
		term; since			Independent
		January 2016.			Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bank
(age 51)	Chief Executive	term; since	Global Fund Services (February 1996 to present).
615 E. Michigan Street	Officer and	December
Milwaukee, WI 53202	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global
(age 59)	President,	term; since	Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer and	December
Milwaukee, WI 53202	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 49)	Treasurer	term; since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 38)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and Vice
(age 63)	President,	term; since	President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 52)	President and	term; since	(July 2007 to present).
2020 East Financial Way,	Secretary	September
Suite 100		2019.
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Growth Fund

NOTICE TO SHAREHOLDERS at September 30, 2020 (Unaudited)

For the year ended September 30, 2020, the Growth Fund designated $7,144,473 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2020, the percentage of dividends declared from net investment income designated as qualified dividend income in the Fund was 0%.

For corporate shareholders in the Fund the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2020 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-861-7556.

Chase Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$18,900	$37,800
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/9/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/
Principal Financial Officer

Date 12/9/20

* Print the name and title of each signing officer under his or her signature.